Exhibit 10.1

AMENDMENT TO
THE THIRD AMENDED AND RESTATED
ROCK CREEK PHARMACEUTICALS, INC.

2008 INCENTIVE AWARD PLAN

THIS AMENDMENT TO THE THIRD AMENDED AND RESTATED ROCK CREEK PHARMACEUTICALS, INC. 2008 INCENTIVE AWARD PLAN (this “Amendment”) is made and adopted as of November 21, 2014 by Rock Creek Pharmaceuticals, Inc. (f/k/a Star Scientific, Inc.), a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the Third Amended and Restated Rock Creek Pharmaceuticals, Inc. 2008 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended by the Committee at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan); and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be and hereby is amended as follows:

1.                  Section 3.1(a) of the Plan is hereby amended by deleting the number “35,200,000” in clause (i) of such Section and substituting the number “45,200,000” in lieu thereof.

2.                  This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.                  Except as set forth herein, the Plan shall remain in full force and effect.

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